AFL-CIO Housing Investment Trust (HIT)

The HIT is a $6.9 billion open ended mutual fund available to eligible institutional investors. For over 35 years, the HIT has demonstrated that it is possible to achieve competitive fixed income returns for working people, while creating good union jobs, improving the nation’s housing stock and fostering community development. With 41 projects in or pre-construction*, the HIT’s investments can generate the type of broad economic impacts that are so critical to the economic recovery post pandemic, in addition to the on-going housing affordability challenges.

A notable recent project is The Couture in Milwaukee, WI. After nearly a decade of efforts, the HIT committed $104.5 million to finance the new construction of what will be the tallest residential building in the state of Wisconsin. This is the HIT’s largest-ever Federal Housing Agency investment and its most significant investment to date in the state. On June 16, Chang Suh, CEO and CIO, spoke at the ceremonial groundbreaking celebration for the project with the development team, City, State and HUD representatives. “The Couture will mean progress, pride and opportunity to the men and women who are building it, who will live and work here, and who will visit and enjoy this wonderful, new community,” said Chang Suh. “Knowing that the strength of organized labor and its pension capital is helping bring The Couture to fruition, together with the sustained vision and determination of our longstanding partners, is a great thing for the HIT and for the city of Milwaukee.”

The Couture is a 44-story skyscraper designed as a key thoroughfare connecting Milwaukee’s lakefront and cultural amenities with downtown. The project will feature 322 units and include public plazas and parks, pedestrian bridges and a new lakefront stop for Milwaukee’s streetcar system. The Couture will replace an underused transit center with a multimodal transit hub for the community. Additional information on The Couture can be found on the HIT’s website at https://www.aflcio-hit.com/wp-content/uploads/2021/05/The-Couture.pdf

* Includes projects receiving New Markets Tax Credits allocations by HIT subsidiary Building America CDE, Inc. All data current as of May 31, 2021. Investors should consider the HIT’s investment objectives, risks and expenses carefully before investing. Investors may view the HIT’s current prospectus, which contains more complete information, on its website at www.aflcio-hit.com and may obtain a copy from the HIT by calling the Marketing and Investor Relations Department collect at 202-331-8055.